                                                                  EXHIBIT 10

                      FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("this Amendment") dated as of January 20, 1997 but executed on February 10, 1997 is entered into by ALABAMA NATIONAL BANCORPORATION, a Delaware corporation (the "Borrower") and AMSOUTH BANK OF ALABAMA, an Alabama banking corporation (the "Lender").


                                    Recitals


         A. The Borrower and the Lender have entered into a Credit Agreement dated as of December 29, 1995 (the "Agreement").

         B. The Borrower and the Lender now desire to amend the definitions of "LIBOR-Based Rate", "Facility Termination Date" and "Maximum Credit Amount" and to make the other changes set forth in this Amendment.


                                   Agreement


         NOW, THEREFORE, in consideration of the recitals and the mutual obligations and covenants contained herein, the Borrower and the Lender hereby agree as follows:

         1. Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings attributed thereto in the Agreement.

         2.      The defined term "Facility Termination Date" set forth in
Article I of the Agreement is hereby amended to read, in its entirety, as follows:

                 "Facility Termination Date" means January 19, 1998, as such date may be extended from time to time pursuant to Section 2.5 or accelerated pursuant to Section 7.2.

         3. The defined term "LIBOR-Based Rate" set forth in Article I of the Agreement is hereby amended to read, in its entirety, as follows:

                 "LIBOR-Based Rate" means a rate per annum equal to the LIBOR Quote plus 100 basis points.

         4. The defined term "Maximum Credit Amount" set forth in Article I of the Agreement is hereby amended to read, in its entirety, as follows:

                 "Maximum Credit Amount" means $20,000,000.
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         5.      The reference in Section 2.1 of the Agreement to the figure
"$23,000,000" is hereby amended to read "$20,000,000".

         6. Article VI of the Credit Agreement is hereby amended to add thereto the following Section 6.19:

                 SECTION 6.19 Additional Subsidiaries. As security for the Obligations, the Borrower will execute and deliver an amendment to the Pledge Agreement promptly (but in no event more than 30 days) after the acquisition by the Borrower of a Subsidiary. The Borrower further agrees to execute and deliver to the Lender all shares of stock of such Subsidiaries hereafter owned together with all stock certificates and duly executed stock powers necessary to perfect the Lender's security interest therein.


         7. Exhibit D to the Credit Agreement shall be amended in its entirety and replaced with Revised Exhibit D attached hereto and made a part hereof.

         8. Notwithstanding the execution of this Amendment, all of the indebtedness evidenced by the Note shall remain in full force and effect, as modified hereby, and all of the collateral described in the Agreement and the Credit Documents shall remain subject to the liens, security interests and assignments of the Agreement and the Credit Documents as security for the indebtedness evidenced by the Note and all other indebtedness described therein; and nothing contained in this Amendment shall be construed to constitute a novation of the indebtedness evidenced by the Note or to release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by the Note; (b) the liens, security interests, assignments and conveyances effected by the Agreement or the Credit Documents, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other person that may now or hereafter be liable under or on account of the Note or the Agreement or the Credit Documents; or (d) any other security or instrument now or hereafter held by the Lender as security for or as evidence of any of the above-described indebtedness.

         9. All references in the Credit Documents to "Credit Agreement" shall refer to the Agreement as amended by this Amendment, and as the Agreement may be further amended from time to time.

         10. The Borrower certifies that the organizational documents of the Borrower have not been amended since December 29, 1995.

         11. The Borrower hereby represents and warrants to the Lender that all representations and warranties contained in the Agreement are true and correct as of the date hereof (except representations and warranties that are expressly limited to an earlier date); and the Borrower hereby certifies that no Event of Default nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing.


                                      2
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         12.     Except as hereby amended, the Agreement shall remain in full force and effect as written. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which when taken together shall constitute one and the same instrument. The covenants and agreements contained in this Amendment shall apply to and inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         13. Nothing contained herein shall be construed as a waiver, acknowledgment or consent to any breach of or Event of Default under the Agreement and the Credit Documents not specifically mentioned herein, and the consents granted herein are effective only in the specific instance and for the purposes for which given.

         14. This Amendment shall be governed by the laws of the State of Alabama.





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         IN WITNESS WHEREOF, the Borrower and the Lender have caused this
Amendment to be executed and delivered by their duly authorized corporate officers as of the date set forth below their signature.

                                        ALABAMA NATIONAL BANCORPORATION


                                        By  /s/ Victor E. Nichol, Jr.
                                            -------------------------
                                            Its: President

                                        Dated:  February 10, 1997


                                        AMSOUTH BANK OF ALABAMA

                                        By  /s/ John M. Kettig
                                            ------------------
                                            Its Senior Vice President

                                        Dated:  February 10, 1997





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

                                    REVISED
                                   EXHIBIT D

                         SUBSIDIARIES STOCK INFORMATION



                                                                AUTHORIZED VOTING                          AUTHORIZED
                            SUBSIDIARY                            COMMON STOCK                          PREFERRED STOCK
                            ----------                            ------------                          ---------------
                 1.       National Bank of
                          Commerce of Birmingham                      800,000                                        0


                 2.       Alabama Exchange Bank                        20,000                                        0


                 3.       Bank of Dadeville                             4,000                                        8

                 4.       First National Bank of
                          Ashland                                       1,000                                        0


                 5.       Gulf Bank                                    10,000                                       25

                 6.       Citizens Bank of
                          Talladega                                   500,000                                    5,000


                 7.       St. Clair Federal
                          Savings Bank                             15,000,000                                5,000,000(1)


                 8.       First Bank of Baldwin
                          County                                       40,000                                        0





__________________________________

         (1) In 1996, St. Clair Federal Savings Bank was merged with and into National Bank of Commerce of Birmingham. On February 10, 1997, the Lender returned Certificates #287 and #288 to the Borrower for cancellation. No additional shares of National Bank of Commerce of Birmingham stock were issued in connection with such merger.


                                      D-1